Ole Miss Development Investor Presentation September 2012 East Edge -University of Alabama

2 x High Quality Portfolio x Market-Leading Operating Results x Significant Competitive Advantages x Substantial External Growth Opportunities x Meaningful Capacity for Additional Growth Investment Highlights

▪ EdR is Second-Largest Company in Industry ― 40 owned communities with over 24,300 beds (1) (2) ― 25 managed communities with over 11,900 beds (3) ― $301 million (4) of in process owned developments Irish Row, University of Notre Dame (1) Includes 3 development communities opening in 2012. (2) 3949 Lindell at St. Louis University is excluded as it was damaged by fire on July 17, 2012 and is currently empty. (3) Includes 1 joint venture community also managed by the Company. (4) Project development costs represent the Company’s portion of the project costs for joint ventures. (5) As of December 31, 2011 based on average year built for all properties in the wholly-owned portfolio. The Reserve at Athens, University of Georgia 3 A Leader in Collegiate Housing Proximity to campuses (2 miles or less) Asset age of less than 8 years Designed specifically for students Modern unit plans and amenities Supported by long - standing community assistant program Student - oriented activities and services EDR’sWholly Owned Portfolio Criteria Proximity to campuses (median 0.3 miles) Average age of ~11 years (5) Designed specifically for students Modern unit plans and amenities Supported by long - standing community assistant program Student - oriented activities and services EDR’s Wholly Owned Portfolio Criteria EdR’s Owned Portfolio Characteristics

4 High-Quality Portfolio Increasing Portfolio Quality (1) Project development costs represent the Company’s portion of the project costs for joint ventures. ▪ Acquisitions and developments within walking distance of large campuses ▪ Purchased $256 million of assets over the last year at universities such as the University of Virginia, University of California–Berkeley, Notre Dame, Texas Christian University and St. Louis University ▪ Actively developing 8 owned-developments with aggregate development costs of $301 million (1) within walking distance of universities such as University of Alabama, University of Connecticut and directly on the campuses of Syracuse University, University of Kentucky and the University of Texas at Austin ▪ Initiated a Multi-phase project with University of Kentucky to revitalize on-campus housing ▪ Improved the Portfolio median distance to edge of campus to only0.3 miles ▪ Improved the Portfolio median full-time undergraduate enrollment of universities served to 25,200 The Reserve on Perkins, Oklahoma State UniversityThe Reserve on West 31 st , University of Kansas

Geographically Diversified Portfolio in Close Proximity to University Campuses Number of Beds by State Distance to Campus by Beds (1) (1) As measured by distance to edge of campus. Median distance to campus ~ 0.3 miles 5 High-Quality Portfolio Geographic Overview < 0.5 mi 47% 0.5 - 1.0 mi 5% 1.0 - 2.0 mi 33% 2.0 - 3.0 mi 7% 3.0 - 4.0 mi 4% 4.0 - 5.0 mi 4% FL 16% GA 9% AZ 8% TN 6% AL 6% OK 6% TX 5% IN 5% MO 4% PA 4% NC 4% MI 4% VA 4% IL 3% NY 3% KS 3% CA 3% MS 3% OH 2% SC 2% CT 1% CO 0%

▪ Same-community NOI YTD increased 10.8% on a 7.4% increase in revenuesand only 3.5% increase in expenses ― Same-community RevPAB (1) YTD increased from $419 to $451 ▪ Same-community operating margin YTD increased by 170 bps to 54.7% Market-Leading Operating Results (1) Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months. (2) Figures represent same-store owned communities per publicly filed statements as of June30, 2012. 6 Market Leading Operating Results Recent Earnings and Growth vs. Peers YTD 2012 Same Store NOI Growth (2) YTD 2012 Same Store Revenue Growth (2) 7.4% 4.9% 3.1% - 2.0% 4.0% 6.0% 8.0% EDR CCG ACC 10.8% 5.4% 3.4% - 3.0% 6.0% 9.0% 12.0% EDR CCG ACC

7 Market Leading Operating Results Internal Growth Drivers ▪ Experienced operational team and leadership ▪ Utilizing technology to drive growth ― Upgraded property websites » iRESERVE Mobile App » Full Mobile Websites ― Upgraded property Wi-Fi access / Bandwidth increases to 100 mg+ ▪ Enhanced yield-management system contributing to revenue growth ― PILOT technology » Improved lease tracking and monitoring to maximize occupancy andrates

0 1,000 2,000 3,000 4,000 1976 1991 2006 2021 Post - Baccaulareate Enrollment Total 2,937 3,495 Supply/Demand Dynamics Support Net Operating Income Growth (1) National Center for Education Statistics report titled “The Condition of Education 2012.” 8 Strong Industry Environment College Students are Taking Longer to Graduate and Attending Graduate School (1) Increasing Percentage of High School Graduates Choosing to Attend College (1) 0 2 4 6 8 10 12 14 16 1970 1980 1990 2000 2010 2021 Total Undergraduate Enrollment (Millions) Total Part - Time 11.5 6.6 12.8 7.8 (in 000’s) ▪ Near-term Supply of New Product Muted ― Macroeconomic events continue to inhibit new construction ― Decreased state appropriations limit ability for many universities to update aging and obsolete on-campus housing on their own ― On-campus housing capacity as a percentage of undergraduate enrollment decreased ▪ Demand for Collegiate Housing Increasing ― Undergraduate Enrollment Growth –estimated at approximately 1% annually through 2021 (1) ― Graduate Enrollment Growth –estimated at approximately 2% annually through 2021 (1)

Campus West, Syracuse University ▪ Exclusively designed for on-campus equity ownership of collegiate apartments ▪ Tight state and college budgets drive need for public-private partnerships to replace, fund and own on-campus housing (1) ▪ Provides EdR with attractive risk/returns due to favorable locations directly on campus ▪ Provides universities with needed new on-campus housing while preserving capital 2400 Nueces, University of Texas at Austin 9 Significant Competitive Advantages On-Campus Development (1) National Multi Housing Council White Paper, May 2012. The ONE Plan SM -EdR’s On-Campus Equity Program

▪ Approximately $67 million total project cost ▪ Approximately 622 beds in 16-story high-rise collegiate community ▪ Opening in summer 2013 ▪ EdR will own/manage under a long-term ground lease University of Texas at Austin Syracuse University ▪ Second ONE Plan SM project at Syracuse ▪ $30 million total project cost ▪ Approximately 312 beds ▪ Opened summer 2012 ▪ EdR will own/manage under a long-term ground lease 2400 Nueces, The University of Texas at Austin Campus West, Syracuse University Significant Competitive Advantages Recent ONE Plan SM Developments 10 On-campus development in partnership with universities will continue to be a targeted growth strategy as the ability to provide new product located on campusprovides a strong advantage for EdR over competitors

Significant Competitive Advantages University of Kentucky 11 Rendering of New Central Residence Hall, University of Kentucky Selected by the University of Kentucky to develop, own and manage a multi-phase project in order to revitalize UK’s on-campus housing Milestone Transaction in the Student Housing Sector ▪ Replaces 6,000 existing beds and expands campus to 9,000 beds over the next 5 to 7 years ▪ Total estimated cost of approximately $500 million ▪ EdR will own and manage the new communities subject to a ground lease under its ONE Plan SM ▪ Construction started in April on the $26 million first phase ― New Central Residence Hall: 601 beds, two-building, four-story community ― Scheduled to open Summer 2013 ▪ In planning stages for August 2014 deliveries to add approximately 2,000 additional beds in four campus locations

▪ Two phases with total cost of approximately $48 million ▪ 290 units (500 beds) ▪ Phase I opened in summer 2012 ▪ Phase II set to open in 2013 ▪ The project will establish an urban, community-focused college town center for UConn and the city of Mansfield The Oaks on the Square, University of Connecticut University of Connecticut –Wholly Owned University of Mississippi –Joint Venture ▪ $37 million total project cost ▪ Approximately 668 beds opening in summer 2013 ▪ Cottage community featuring upscale finishings and resort-style amenities ▪ EdR is 70% owner and manager of the property Representation -The Retreat, University of Mississippi 12 Substantial External Growth Opportunities Off Campus Developments Executing and participating in select well-located off campus developments creates cost effective growth with attractive initial yields in target markets and universities

Substantial External Growth Opportunities

Accretive Acquisitions Drive Growth

- Highly fragmented sector, ownership by small local property owners/operators
- Industry contacts and network provide opportunities
- Sources of acquisitions:
  - — Overleveraged acquirers
  - — Overleveraged local or regional developers
  - — Financial institutions
  - — Institutions divesting from student housing business
    - ➢ Operating business; no "brand" support
- Ability to move quickly versus lesser capitalized buyers
- Acquired eight communities in 2011 and one to-date in 2012
- Unleveraged acquisition capacity of approximately $300 million



GrandMarc at the Corner, University of Virginia

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14 ▪ Three properties to be purchased for $125 million ▪ Texas Tech University Portfolio ― Includes two properties » The Centre at Overton Park » The Suites at Overton Park ― Constructed in phases between 2005 and 2009 ― 866-bed / 575 unit upscale community ― Adjacent to campus ▪ East Carolina University –The Province ― Constructed in 2011 ― 728-bed / 235 unit community ― Adjacent to campus ▪ Robust pipeline of other potential acquisitions The Centre at Overton Park, Texas Tech University The Suites at Overton Park, Texas Tech University Substantial External Growth Opportunities Upscale Pending Acquisitions at Large Universities

$1.8 $37.2 $58.7 $51.3 $67.7 $123.9 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2012 2013 2014 2015 2016 2017+ (2) ▪ Debt to Gross Assets: 28.8% ▪ Net Debt to Enterprise Value: 23.7% ▪ Net Debt to EBITDA: 6.2x ▪ Interest Coverage Ratio: 3.3x ▪ Acquisition/Development Capacity: $300mm (1) ▪ Well Laddered Debt Maturities 15 Meaningful Capacity for Additional Growth ($ in millions) Debt Maturities as of June 30, 2012 (1) Includes $181 million of proceeds from August follow-on offering. (2) Includes $30.0 million balance on credit facility, assuming exercise of 1-year extension on maturity date. Balance was paid off in August. Metrics as of June 30, 2012:

18 Investment Highlights x High Quality Portfolio x Market-Leading Operating Results x Significant Competitive Advantages x Substantial External Growth Opportunities x Meaningful Capacity for Additional Growth

This presentation includes certain statements, estimates and projections provided by EdR’s management with respect to the anticipated future performance of EdR, including “forward-looking statements”within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EdR’s management concerning anticipated results and have been included solely forillustrative purposes. Forward-looking statements can be identified by the use of the words “anticipate,”“believe,”“expect,”“intend,” “may,”“might,”“plan,”“estimate,”“project,”“should,”“will,”“result,”and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control. Such factors include the risk factors discussed in the Company’s registration statement on Form S-3, annual report on Form 10-K for the year ended December 31, 2011 as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward-looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward-looking statements to reflect any change in Company expectations or results, or any change in events. 19 Forward Looking Statements